UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

5C Lending Partners Corp.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

5C Lending Partners Corp.

330 Madison Avenue, 20th Floor
New York, NY 10017

April 23, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of 5C Lending Partners Corp., a Maryland corporation (the “Company”) to be held on June 17, 2025, at 10:00 A.M., Eastern Time. The Annual Meeting will be conducted in a virtual meeting format only by means of a live webcast available at www.virtualshareholdermeeting.com/5CLP2025. Stockholders will not be able to attend the Annual Meeting in person.

Holders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock” and the holders thereof, “Common Stockholders”), and 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock” and the holders thereof, “Preferred Stockholders”) (collectively with the Common Stockholders, the “Stockholders”, and each, a “Stockholder”), at the close of business on April 21, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting and proxy statement (the “Proxy Statement”).

You will be able to attend the Annual Meeting virtually, authorize a proxy to vote and submit questions by visiting www.virtualshareholdermeeting.com/5CLP2025 and using a control number assigned by Broadridge Financial Solutions, Inc. To register and receive access to the Annual Meeting, you will need to follow the instructions provided in the proxy card you received.

The formal Notice of the Annual Meeting, Proxy Statement and proxy card accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. Please read these materials carefully, so that you will know what the Company intends to act on at the Annual Meeting. The Notice of Annual Meeting, Proxy Statement, proxy card and the Annual Report on Form 10-K are available at www.proxyvote.com (please have the control number found on your Notice ready when you visit this website as it will be needed to access the proxy materials).

The Annual Meeting is being held for the following purposes:

1.	To consider and vote upon the election of (a) Seth Lawry, by the holders of the outstanding shares of Preferred Stock, voting separately as a single class, as a Class I director to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(a)”); and (b) Thomas Connolly by holders of the outstanding shares of Preferred Stock and Common Stock, voting together as a single class, as a Class I director to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(b)”);

2.	To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR ON WHICH EACH STOCKHOLDER IS ENTITLED TO VOTE, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S AUDITOR.

The Board has fixed the close of business on April 21, 2025 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only Stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present at the virtual Annual Meeting, you can authorize a proxy to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. If you have any questions regarding the proxy materials, please contact the Company at (212) 516-3171. Your prompt response is greatly appreciated.

Sincerely,

/s/ Michael Koester
Michael Koester
Co-President and Director

/s/ Thomas Connolly
Thomas Connolly
Co-President and Director

HOLDERS OF COMMON STOCK, PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY CARD TO AUTHORIZE A PROXY TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND PROMPTLY RETURNING IT IN THE ENVELOPE PROVIDED OR, ALTERNATIVELY, BY CALLING THE TOLL-FREE TELEPHONE NUMBER OR USING THE INTERNET AS DESCRIBED ON THE PROXY CARD. PLEASE SUBMIT YOUR PROXY CARD PROMPTLY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT. PURSUANT TO THE PREFERRED STOCK SUBSCRIPTION AGREEMENT, DATED SEPTEMBER 26, 2024, EACH PREFERRED STOCKHOLDER GRANTED A PROXY (THE INDIVIDUAL TO WHICH SUCH PROXY WAS GRANTED, AND HIS SUCCESSOR OR ASSIGN, THE “PROXY HOLDER”) TO ATTEND THE ANNUAL MEETING AND TO VOTE ANY AND ALL SHARES OF PREFERRED STOCK HELD BY SUCH HOLDER IN HIS DISCRETION. THIS PROXY WAS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND IS EFFECTIVE SO LONG AS THE PREFERRED STOCKHOLDER OWNS PREFERRED STOCK BUT WILL TERMINATE UPON EXECUTION OF AN INSTRUMENT OF TERMINATION EXECUTED BY THE PREFERRED STOCKHOLDER, AND NO SUCH INSTRUMENT HAS BEEN EXECUTED BY ANY PREFERRED STOCKHOLDER. AS A RESULT, ONLY THE PROXY HOLDER IS ENTITLED TO VOTE THE SHARES OF PREFERRED STOCK AND THE RECORD HOLDERS NEED NOT ATTEND THE ANNUAL MEETING OR SUBMIT ANOTHER PROXY IN ORDER FOR THEIR SHARES OF PREFERRED STOCK TO BE VOTED.

5C Lending Partners Corp.
330 Madison Avenue, 20th Floor
New York, NY 10017

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 17, 2025

April 23, 2025

Notice is hereby given to the holders of shares of the common stock, par value $0.001 per share (the “Common Stock” and the holders thereof, “Common Stockholders”) of 5C Lending Partners Corp, a Maryland corporation (the “Company”), and 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock” and the holders thereof, “Preferred Stockholders”) (collectively, the “Stockholders”, and each, a “Stockholder”) of the “Company that:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually on June 17, 2025 at 10:00 A.M Eastern Time to consider the following proposals (the “Proposals”):

1.	To consider and vote upon the election of (a) Seth Lawry by the holders of the outstanding shares of Preferred Stock, voting separately as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(a)”); and (b) Thomas Connolly by the holders of the outstanding shares of the Preferred Stock and Common Stock, voting together as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(b)” and collectively, with Proposal 1(a), “Proposal 1”);

2.	To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”); and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Annual Meeting will be conducted in a virtual meeting format only by means of a live webcast. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting virtually, vote and submit questions by visiting www.virtualshareholdermeeting.com/5CLP2025 and using a control number assigned by Broadridge Financial Solutions, Inc., which is included on your proxy card.

The Board of the Company unanimously recommends that Stockholders vote “FOR” the election of each of the Class I director nominees for which they are entitled to vote and “FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The Board has fixed the close of business on April 21, 2025 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only Stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 17, 2025:

The Company is mailing the accompanying proxy statement (the “Proxy Statement”) and proxy card, as well as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 to the Stockholders. The proxy card will instruct you as to how you may also access and review the Proxy Statement and annual report online and vote.

Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. Pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted to the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder in his discretion. This proxy is coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Annual Meeting, please follow the instructions on your proxy card to authorize a proxy to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. To authorize a proxy to vote your shares via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website. If you are a holder of Preferred Stock, you will not be able to vote your share of Preferred Stock as directed on the proxy card unless you have executed an instrument that terminated the proxy you granted to the Proxy Holder pursuant to the Preferred Stock Subscription Agreement.

To authorize a proxy to vote by telephone, stockholders within the United States should call the toll-free number found on the website set forth on your proxy card and follow the recorded instructions. Stockholders outside the United States should authorize a proxy via the Internet or by requesting a proxy card instead.

If you are a Common Stockholder, you may revoke your proxy at any time at or before the Annual Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy, a later-dated electronic vote via the website stated on your proxy card or a later-dated vote using the toll-free telephone number stated on your proxy card or (3) by attending the Annual Meeting and voting thereat. Attendance alone will not be sufficient to revoke a previously authorize proxy.

By Order of the Board of Directors
of 5C Lending Partners Corp.

/s/ Jason Roos
Jason Roos
Secretary

/s/ Michael Koester
Michael Koester
Co-President and Director

/s/ Thomas Connolly
Thomas Connolly
Co-President and Director

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO VOTE, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S AUDITOR.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 17, 2025. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2024, is available at: www.proxyvote.com.

TABLE OF CONTENTS

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CERTAIN DEFINITIONS

Unless indicated otherwise in this Proxy Statement or the context requires otherwise, the terms:

●	“1933 Act” refers to the Securities Act of 1933, as amended;

●	“1934 Act” refers to the Securities Exchange Act of 1934, as amended;

●	“5C” refers to 5C Investment Partners LP and its subsidiaries and affiliated entities;

●	“Administrator” and the Company’s “administrator” refer to 5C Investment Partners Administrator LLC, the Company’s administrator;

●	“Advisor” and the Company’s “investment adviser” refer to 5C Lending Partners Advisor LLC, the Company’s investment adviser;

●	“Company” refers to 5C Lending Partners Corp., a Maryland corporation;

●	“Common Stockholders” refers to holders of shares of the Company’s Common Stock;

●	“Preferred Stockholder” refers to holders of shares of the Company’s Preferred Stock; and

●	“Stockholders” refers to holders of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and holders of shares of the Company’s 12.0% Series A Cumulative Preferred Stock (the “Preferred Stock”, and together with the Common Stock, the “Stock”).
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ANNUAL MEETING OF

5C LENDING PARTNERS CORP.

330 Madison Avenue, 20th Floor
New York, NY 10017

PROXY STATEMENT

April 23, 2025

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2025 Annual Meeting of Stockholders to be held on June 17, 2025, at 10:00 A.M., Eastern Time, and any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only and will be conducted via live audio webcast available at www.virtualshareholdermeeting.com/5CLP2025. Holders of record of the Common Stock and the Preferred Stock at the close of business on April 21, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card (the “Proxy Materials”) are first being sent to Stockholders on or about April 23, 2025.

We encourage you to vote, either by voting in person at the Annual Meeting (virtually) or by authorizing a proxy to vote by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. If you authorize a proxy to vote by mail, Internet or telephone as described in the instructions on the proxy card, and we receive your authorization in time for the Annual Meeting, the persons named as proxies will vote the Stock registered directly in your name in the manner that you specified. All proxies will be exercised in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Stock represented by the proxy will be voted: (1) (a) if applicable, FOR the election of Seth Lawry as a Class I director to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies; (b) FOR the election of Thomas Connolly as a Class I director to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies; and (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY AUTHORIZE A PROXY TO VOTE YOUR SHARES BY MAIL, INTERNET OR TELEPHONE. PURSUANT TO THE PREFERRED STOCK SUBSCRIPTION AGREEMENT, DATED SEPTEMBER 26, 2024, EACH PREFERRED STOCKHOLDER GRANTED A PROXY (THE INDIVIDUAL TO WHICH SUCH PROXY WAS GRANTED, AND HIS SUCCESSOR OR ASSIGN, THE “PROXY HOLDER”) TO ATTEND THE ANNUAL MEETING AND TO VOTE ANY AND ALL SHARES OF PREFERRED STOCK HELD BY SUCH HOLDER IN HIS DISCRETION. THIS PROXY WAS COUPLED WITH AN INTEREST, IS IRREVOCABLE AND IS EFFECTIVE SO LONG AS THE PREFERRED STOCKHOLDER OWNS PREFERRED STOCK BUT WILL TERMINATE UPON EXECUTION OF AN INSTRUMENT OF TERMINATION EXECUTED BY THE PREFERRED STOCKHOLDER, AND NO SUCH INSTRUMENT HAS BEEN EXECUTED BY ANY PREFERRED STOCKHOLDER. AS A RESULT, ONLY THE PROXY HOLDER IS ENTITLED TO VOTE THE SHARES OF PREFERRED STOCK AND THE RECORD HOLDERS NEED NOT ATTEND THE ANNUAL MEETING OR SUBMIT ANOTHER PROXY IN ORDER FOR THEIR SHARES OF PREFERRED STOCK TO BE VOTED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2025:

The Notice of Meeting, Proxy Statement, and our Annual Report for the fiscal year ended December 31, 2024 are available at the following Internet address: www.proxyvote.com.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting of Stockholders of 5C Lending Partners Corp., which is sometimes referred to in this Proxy Statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format setting only on June 17, 2025. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/5CLP2025.

Who will pay the expenses of soliciting proxies to be voted at the Annual Meeting?

The Company will pay the expenses of soliciting proxies to be exercised at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Proxy Materials to the Stockholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the Proxy Materials and tabulation of proxies. The cost of Broadridge Financial Solutions, Inc. services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $20,000, plus reasonable out-of-pocket expenses.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, Preferred Stockholders, voting separately as a single class, will be asked to: consider and vote upon the election of Seth Lawry, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(a)”). In addition, at the Annual Meeting, Preferred Stockholders and Common Stockholders, voting together as a single class, will be asked to consider and vote upon the election of Thomas Connolly as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies (“Proposal 1(b)” and collectively with Proposal 1(a), “Proposal 1”). Preferred Stockholders and Common Stockholders, voting together as a single class will also be asked to consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”).

Who can vote at the Annual Meeting?

Only Stockholders of record as of the close of business on April 21, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Preferred Stockholders have appointed the Proxy Holder as proxy to vote on their behalf. This proxy was coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

How many votes do I have?

Common Stockholders are entitled to one vote for each share held as of the Record Date. Preferred Stockholders are entitled to one vote for each share held as of the Record Date.

How do I attend and vote at the Annual Meeting?

The Company will be hosting the Annual Meeting live via audio webcast. Any Stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/5CLP2025. If you were a Stockholder as of the Record Date, you can vote at the Annual Meeting. Pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted to the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder. This proxy was coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon

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execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted. A summary of the information you need to attend the Annual Meeting online is provided below:

Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via webcast. Any Stockholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/5CLP2025. If you were a Stockholder as of the Record Date, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/5CLP2025. Once you register you will receive an email confirming your registration and providing additional instructions.
●	Assistance with questions regarding how to attend and participate via the Internet will be provided via email after successful registration.
●	Webcast starts at 10:00 A.M. Eastern Time.
●	You will need your control number located on your proxy card or on the instructions that accompanied your Proxy Materials to enter the Annual Meeting.
●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number located on your proxy card or on the instructions that accompanied your Proxy Materials. The Company will have technicians ready to assist with any technical difficulties Stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your proxy card or on the instructions that accompanied your Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your proxy card or on the instructions that accompanied your Proxy Materials. After inputting the control number, you will be prompted to direct your proxy, which management is soliciting, to vote on each proposal on which you are entitled to vote. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.

Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your proxy card or on the instructions that accompanied your Proxy Materials and following the instructions provided therein. Authorizing a proxy by telephone requires you to input the control number located on your proxy card or on the instructions that accompanied your Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal on which you are entitled to vote. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.

Voting by Proxy through the Mail. When authorizing a vote by proxy and mailing your proxy card, you are required to:

●	indicate your instructions on the proxy card;
●	date and sign the proxy card;
●	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
●	allow sufficient time for the proxy card to be received on or before 10:00 A.M., Eastern Time, on June 17, 2025.

Does the Board recommend voting for each of Proposals 1 and 2?

Yes. The Board unanimously recommends that Stockholders vote “FOR” the election of each of the nominees for director, for which they are entitled to vote and “FOR” the ratification of the appointment of the Company’s auditor.

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INFORMATION REGARDING THE ANNUAL MEETING

The proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 17, 2025 at 10:00 A.M. Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. Only holders of record of our Common Stock and Preferred Stock as of the Record Date will be entitled to attend and vote at the Annual Meeting and any postponement or adjournment thereof. The Proxy Materials and our annual report for the fiscal year ended December 31, 2024 (the “Annual Report”) are first being sent to Stockholders on or about April 23, 2025. The Annual Report and this Proxy Statement can both be accessed online at www.proxyvote.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the shares of Preferred Stock represented by the proxy will be: voted FOR the election of each nominee for director; and voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the shares of Common Stock represented by the proxy will be: voted FOR the election of Thomas Connolly as a director; and voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Voting Rights

Holders of Common Stock and Preferred Stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1.	To consider and vote upon the election of (a) Seth Lawry by the holders of the outstanding shares of Preferred Stock, voting separately as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies; and (b) Thomas Connolly by the holders of the outstanding shares of Preferred Stock and Common Stock, voting together as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies;

2.	To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the holders of the outstanding shares of Preferred Stock and Common Stock, voting together as a single class; and

3.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Record Date

The Board has fixed the close of business on April 21, 2025 as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and postponement or adjournment thereof. As of the Record Date, there were 2,857,196 shares of Common Stock outstanding and 515 shares of Preferred Stock outstanding.

Quorum Required

The presence at the Annual Meeting, virtually or by proxy, of the holders of shares of Stock of the Company entitled to cast a majority of all votes entitled to be cast on the Record Date will constitute a quorum, except with respect to any matter that requires approval by a separate vote of one or more classes of stock, in which case the presence, virtually or by proxy, of the holders of shares entitled to cast a majority of all of the votes entitled to be cast by each such class on such matter will constitute a quorum. If you have properly authorized a proxy to vote via mail, Internet or telephone, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

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If you have properly voted by proxy via mail, Internet, or telephone, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Effect of Abstentions; Broker Non-Votes

Proposal 1(a) – To consider and vote upon the election of Seth Lawry by the holders of the outstanding shares of Preferred Stock, voting separately as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies

Affirmative vote of a plurality of the votes cast by the Preferred Stockholders, voting separately as a single class.

Assuming a quorum is present, abstentions will not be included in determining the number of votes cast and, as a result, do not affect the outcome. As all of the Preferred Stock are held of record by beneficial owners, there will be no discretionary voting by brokers in connection with the Annual Meeting.

Proposal 1(b) – To consider and vote upon the election of Thomas Connolly by the holders of the outstanding shares of Preferred Stock and Common Stock, voting together as a single class, as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies

Affirmative vote of a plurality of the votes cast by the Preferred Stockholders and Common Stockholders, voting together as a single class.

Assuming a quorum is present, abstentions will not be included in determining the number of votes cast and, as a result, do not affect the outcome. As all of the Preferred Stock and Common Stock are held of record by beneficial owners, there will be no discretionary voting by brokers in connection with the Annual Meeting.

Proposal 2 - To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	Affirmative vote of a majority of the votes cast by the Preferred Stockholders and Common Stockholders, voting together as a single class.	Assuming a quorum is present, abstentions will not be included in determining the number of votes cast and, as a result, do not affect the outcome. As all of the Preferred Stock and Common Stock are held of record by beneficial owners, there will be no discretionary voting by brokers in connection with the Annual Meeting.

Holders of the Preferred Stock may vote “for” or “withhold authority” or abstain from voting on Proposal 1(a). Stockholders may vote “for” or “withhold authority” or abstain from voting on Proposal 1(b). Stockholders may vote “for,” “against” or “abstain” on Proposal 2. The adoption of Proposal 1(a) requires the affirmative vote of a plurality of votes cast by the Preferred Stockholders, voting separately as a single class, for such proposal at the Annual Meeting, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election. The adoption of Proposal 1(b) requires the affirmative vote of the plurality of votes cast by the Stockholders, voting together as a single class, for such proposal at the Annual Meeting, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election. Votes to “withhold authority” with respect to a nominee will not be voted with respect to the person indicated. The adoption of Proposal 2 requires the affirmative vote of a majority of the votes cast by the Preferred Stockholders and Common Stockholders, voting together as a single class, at the Annual Meeting. Abstentions will not be included in determining the number of votes cast and, as a result,

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will have no effect on these Proposals 1 and 2. Stock is held directly by record only and there is no discretionary voting by brokers.

Voting

Pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder in his discretion. This proxy was coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

Common Stockholders may authorize a proxy to vote at the Annual Meeting, or by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card.

These alternative options require you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the relevant proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Stockholders who authorize a proxy to vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When authorizing your proxy and mailing your proxy card, you are required to:

●	indicate your instructions on the proxy card;
●	date and sign the proxy card;
●	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
●	allow sufficient time for the proxy card to be received on or before 10:00 A.M., Eastern Time, on June 17, 2025.

Since all of the Preferred Stock and Common Stock are held as of the Record Date by beneficial owners, there will be no discretionary voting by brokers in connection with the Annual Meeting.

If you plan to attend the Annual Meeting and vote your shares of Common Stock virtually, you will need your control number located on your proxy card in order to be admitted to the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of shares of Stock entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum, except with respect to any matter that requires approval by a separate vote of one or more classes of stock, in which case the presence, virtually or by proxy, of the holders of shares entitled to cast a majority of all of the votes entitled to be cast by each such class on such matter will constitute a quorum.

Whether or not a quorum is present at the Annual Meeting, the chair of the meeting will have the authority to adjourn the Annual Meeting, from time-to-time without notice, other than announcement at the meeting, and without the vote or approval of the Stockholders, to a date not more than 120 days after the Record Date and until a quorum is present.

Proxies for the Annual Meeting

The named proxies for Common Stockholders at the Annual Meeting are Jason Roos and Gregory Shalette (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item and will vote on any other matters properly presented at the Annual Meeting in their discretion. Pursuant to the Preferred Stock Subscription

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Agreement, the Proxy Holder is designated as proxy to attend the Annual Meeting and vote on behalf of the Preferred Stockholders.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be exercised at the Annual Meeting, including the cost of preparing, posting and mailing the Proxy Materials. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the Proxy Materials and tabulation of proxies. The cost of Broadridge Financial Solutions, Inc. services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $20,000, plus reasonable out-of-pocket expenses.

Householding

Mailings for multiple Stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents or other communications for all Stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Investor Relations by telephone at (212) 516-3171 or by mail to 5C Lending Partners Corp., 330 Madison Avenue, 20th Floor, New York, NY 10017.

Revocability of Proxies

A Common Stockholder may revoke their proxy by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. A Preferred Stockholder may revoke their proxy by executing an instrument of termination.

No Rights of Appraisal

Neither Maryland law, nor our Articles of Incorporation or Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting Stockholders in connection with any of the Proposals to be voted upon at the Annual Meeting. Accordingly, our Stockholders will have no right to dissent and obtain payment for their shares.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Company at our principal executive offices located at 5C Lending Partners Corp., 330 Madison Avenue, 20th Floor, New York, NY 10017. You can call us by dialing (212) 516-3171. You can access our Proxy Materials online at www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 17, 2025

The Proxy Materials are available online at www.proxyvote.com (please have the control number found on your Notice ready when you visit this website).

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Control Persons and Principal Stockholders

The following table sets forth, as of the Record Date, certain ownership information with respect to for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Common Stock and Preferred Stock. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The percentage ownership is based on 2,857,196 shares of Common Stock and 515 shares of Preferred Stock outstanding as of the Record Date. For purposes of providing the number of shares beneficially owned by the persons named in the table below, any fractional shares held by such person have been rounded down to the nearest whole share.

Ownership information for those persons who own, control or hold the power to vote, 5% or more of the Stock is based upon filings made by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned	Number of Shares of Preferred Stock Beneficially Owned(2)	Percentage of Preferred Stock Beneficially Owned
Interested Director
Michael Koester(3)	89,575	3.14%	-	-
Thomas Connolly(3)	89,575	3.14%	-	-

Independent Directors
Sheila Finnerty(4)	1,338	*	-	-
Robert Gheewalla(5)	1,561	*	-	-
Seth Lawry(6)	13,381	*	-	-

Executive Officers
Jason Roos	111	*	-	-
Susan Terenzio	-	-	-	-
James Fair	1,115	*
Frank Galea(7)	-	-	-	-
All officers and directors as a group (9 persons)	107,081	3.75%	-	-
5%+ Owners
Peerless Insurance Company(8)	220,799	7.73%	-	-
Liberty Mutual Insurance Company(9)	441,598	15.46%	-	-
Bergson Investments Limited(10)	223,029	7.81%	-	-
Noble Environmental Investments LLC(11)	657,126	23.00%	-	-
Investors 5C 2024 (12)	169,470	5.93%	-	-

*	Less than 1% of the total of the Common Stock outstanding as of the Record Date.
(1)	The address for each of the Company’s directors and executive officers is c/o 5C Lending Partners Advisor LLC, 330 Madison Avenue, 20th Floor, New York, NY 10017.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)	The shares of Common Stock reported are directly held by 5C Investment Partners LP and 5C Founders LP, for which voting and investment control are exercised by Michael Koester and Thomas Connolly. As a result, Michael Koester and Thomas Connolly may each be deemed to have beneficial ownership of the shares of Common Stock directly held by 5C Investment Partners LP and 5C Founders LP.
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(4)	The shares of Common Stock reported are directly held by Sheila A Finnerty Trust, for which Sheila Finnerty exercises investment discretion.
(5)	The shares of Common Stock reported are directly held by The Robert & Ilisa Gheewalla Charitable Foundation, for which Robert Gheewalla exercises investment discretion.
(6)	The shares of Common Stock reported are directly held by Seth W. Lawry 1999 Trust, Lawry Family 2012 GST Exempt Trust and Seth W & Cynthia C Lawry Family Foundation for which Seth Lawry exercises investment discretion.
(7)	Frank Galea, the former Chief Compliance Officer of the Company, resigned as an officer of the Company effective April 15, 2025.
(8)	The address of Peerless Insurance Company is 175 Berkeley Street Boston, MA 02116. The number of shares beneficially owned is based solely upon Amendment No. 1 to Schedule 13G filed on December 23, 2024 jointly by each of Liberty Mutual Holding Company Inc. (“LMHC”), Liberty Mutual Insurance Company (“LMIC”), Peerless Insurance Company, Employers Insurance Company of Wausau, Liberty Mutual Fire Insurance Company, The Ohio Casualty Insurance Company and Safeco Insurance Company of America. 220,799 shares of Common Stock are held directly by Peerless Insurance Company and may be deemed to be beneficially owned by LMHC because Peerless Insurance Company is an indirect wholly-owned subsidiary of LMHC.
(9)	The principal address of LMIC is 175 Berkeley Street Boston, MA 02116. The number of shares beneficially owned is based solely upon Amendment No.2 to Schedule 13G filed on April 11, 2025 jointly by each of LMHC, LMIC, Peerless Insurance Company, Employers Insurance Company of Wausau, Liberty Mutual Fire Insurance Company, The Ohio Casualty Insurance Company and Safeco Insurance Company of America. 441,598 shares of Common Stock are held directly by LMIC and may be deemed to be beneficially owned by LMHC because LMIC is an indirect wholly-owned subsidiary of LMHC. LMHC may be deemed to be the beneficial owner of an additional 441,598 shares of Common Stock held indirectly by LMHC through its subsidiaries Employers Insurance Company of Wausau, Liberty Mutual Fire Insurance Company, The Ohio Casualty Insurance Company and Safeco Insurance Company of America.
(10)	The principal address of Bergson Investments Limited is Floor 4, Liberation House, Castle Street, St Helier, Jersey JE1 4HH.
(11)	The principal address of Noble Environmental Investments LLC (“Noble Investments”) is One Vanderbilt Avenue, 26th Floor New York, NY 10017. The number of shares beneficially owned is based solely upon Schedule 13D filed on March 3, 2025 jointly by each of MSD Portfolio L.P. Investments (“MSD Portfolio”), MSD Capital, L.P. (“MSD Capital”), Noble Investments and Michael S. Dell. 657,127 shares of Common Stock are held directly by Noble Investments and may be deemed to be beneficially owned by MSD Portfolio because Noble Investments is an indirect wholly-owned subsidiary of MSD Portfolio.
(12)	The principal address of Boyle Trust and Investment Company is 5900 Poplar Avenue, Suite 209 Memphis, TN 38119. The shares of Common Stock reported are directly held by Investors 5C 2024, for which Boyle Trust and Investment Company exercises investment discretion.
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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information about the Nominees and Directors

Set forth below are the names of the Class I nominees and the directors whose terms of office will continue after the Annual Meeting, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending. Additional information regarding each director and the nominees for director (supplementing the information provided in the table), including certain of the specific experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure, follows the table.

Name, Address, and Age(1)	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)

Class I Interested Directors (Nominee for Term Expiring in 2028)

Thomas Connolly* (age 57)	Co-President and Director (Co-Chair)	Since 2023	Co-Founder and Co-Managing Partner, 5C Investment Partners LP (since 2023); Previously served as Partner and Global Head of Private Credit in the Merchant Banking Division of Goldman Sachs until 2022.	1	Director, Avantor, Inc. (2017 – 2020)
Class I Independent Director (Nominee for Term Expiring in 2028)

Seth Lawry* (age 60)	Director	Since 2024	Private Investor and Advisory Partner at Thomas H. Lee Partners, L.P. (since 2017)	1	MoneyGram International Inc. (2008 – present)
Class II Interested Director (Term Will Expire in 2026)

Michael Koester (age 52)	Co-President and Director (Co-Chair)	Since 2023	Management business of Goldman Sachs until 2023.	1	None.
Class II Independent Director (Term Will Expire in 2026)

Robert Gheewalla (age 57)	Director	Since 2024	Private Investor. Previously served as Partner in the Merchant Banking Division of Goldman Sachs until 2012.	1	None.
Class III Independent Director (Term Will Expire in 2027)
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Sheila Finnerty (age 59)	Director	Since 2024	Previously served as Executive Managing Director at Liberty Mutual Insurance Company until 2021. Prior to joining Liberty Mutual, Managing Director and Global Head of High Yield Investments and Head of Senior Loans at Morgan Stanley Investment Management.	1	Vista Credit Strategic Lending Corp. (2023 – present), TCW Direct Lending VIII LLC (2021 – present), TCW Star Direct Lending LLC (2022 – present), TCW Spirit Direct Lending LLC (2024 – present) and Lakemore Partners (2022 – 2025)

*	Director Nominees
(1)	The address of all directors is c/o 5C Lending Partners Corp., 330 Madison Avenue, 20th Floor, New York, NY 10017.
(2)	Except as set forth in this table, no current director of the Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Directors

Interested Directors

Thomas Connolly

Mr. Connolly has served on the Board since the Company’s inception and is considered an “interested person” (as defined in the 1940 Act”) (an “Interested Director”). He is a Co-Chair and Co-President of the Company and is a Co-Founder and Co-Managing Partner of 5C. Prior to founding 5C Investment Partners LP (collectively, with its subsidiaries and affiliated entities, “5C”) in September 2023, Mr. Connolly was a Partner and the Global Head of Private Credit in the Merchant Banking Division of Goldman Sachs, where he oversaw its senior direct lending, mezzanine debt and hybrid capital strategies and served as Chief Investment Officer of pooled investment vehicles, separately managed accounts, funds of one, co-investment vehicles and had a balance sheet that totaled over $90 billion of investable capital dedicated to private credit and hybrid capital strategies. During his 25 years at Goldman Sachs, Mr. Connolly was instrumental in the foundation and growth of Goldman Sachs’ Private Credit business, oversaw the firm’s Global Leveraged Finance and European High Yield Bond businesses and served on the Firmwide Capital Committee, Firmwide Risk Committee, Partnership Committee and Merchant Banking Division Investment Committee. Prior to joining Goldman Sachs in 1996, Mr. Connolly worked at Bankers Trust in the Middle Market Lending Group, Media Lending Group and High Yield Bond Department. Mr. Connolly received a B.A. in Economics from Union College, where he is currently a member of the board of trustees. He serves as a National Board member for Jumpstart, Inc., a non-profit focused on early childhood education.

The Company believes that Mr. Connolly’s depth of experience investing in private credit transactions as well as his extensive knowledge base is relevant to the Company’s business and operations, which make him well-qualified to serve on the Board.

Michael Koester

Mr. Koester has served on the Board as an Interested Director since the Company’s inception. He is a Co-Chair and Co-President of the Company and is a Co-Founder and Co-Managing Partner of 5C. Prior to founding 5C in September 2023, Mr. Koester was a Partner and the Co-President of Alternatives in the Asset Management business of Goldman Sachs, where he oversaw the firm’s Private Credit, Private Equity, Growth Equity, Infrastructure, Real Estate and Sustainability investing strategies, which collectively had over $200 billion of assets under management. During his 25 years at Goldman Sachs, Mr. Koester held numerous other senior leadership roles, including Co-Founder and Co-Head of Firmwide Alternatives Capital Markets and Strategy, which oversaw the distribution of alternative investment products firmwide, and Chief Commercial Officer, Co-Chief Operating Officer and Chief Financial Officer of the Merchant Banking Division, and served on the Merchant Banking Division Investment Committee, and a private credit and private equity investment professional in the Merchant Banking

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Division. Prior to joining Goldman Sachs in 1996, Mr. Koester worked at Bankers Trust in the M&A and Leveraged Finance Groups. He received a B.A. in Economics from Colby College, where he is currently the vice-chair of the board of trustees, and an MBA from the Tuck School of Business at Dartmouth College, where he is currently a member of the board of advisors. Mr. Koester’s depth of experience in the alternative investment industry as well as his extensive knowledge base relevant to the Company’s business and operations provides the Board with valuable insight and expertise.

Independent Directors

An independent director (“Independent Director”) is not considered an “interested person” of the Company (as defined in the 1940 Act) and is independent in accordance with the Amended and Restated Bylaws.

Seth Lawry

Mr. Lawry has served on the Board as an Independent Director since June 2024. Mr. Lawry is a private investor and an Advisory Partner at Thomas H. Lee Partners, L.P. (“THL”), where he previously served as a Partner and member of the Management Committee and Investment Committee. Prior to joining THL in 1994, Mr. Lawry held investment banking positions at Morgan Stanley & Co, Inc. in the mergers and acquisitions, corporate finance, and equity capital markets departments, and was a member of the investment team at General Atlantic Partners, a venture capital firm. Mr. Lawry has served as a director at numerous companies including Agencyport Software Ltd., CompuCom Systems, Inc., Fidelity National Information Services, Inc., Houghton Mifflin Company, MoneyGram International, ProSiebenSat.1 Media AG, Safelite Glass Corp., Tucker Anthony Sutro, and Warner Music Group Corp and is active in various private and non-profit institutions, including serving as a 16-year member of the Board of Trustees of Colby College. Mr. Lawry received a B.A., summa cum laude, in Economics and German Studies from Williams College and an MBA from the Stanford Graduate School of Business.

The Company believes that Mr. Lawry’s depth of experience investing in private credit and equity transactions makes him well-qualified to serve on the Board.

Robert Gheewalla

Mr. Gheewalla has served on the Board as an Independent Director since June 2024 and is a private investor. Mr. Gheewalla currently serves on the boards of directors discussed below and previously served as a Partner at Goldman Sachs, where he worked for 20 years and held numerous senior management positions in the Private Equity, Venture Capital, Mezzanine, and Senior Loan investment businesses in the Merchant Banking Division and also served as a member of the Investment Committee, Operating Committee, Risk Committee and Business Practices Committee in the Merchant Banking Division. Mr. Gheewalla has served on over a dozen public and private company boards. Mr. Gheewalla received a B.A., summa cum laude, in Economics and English from Tufts University (“Tufts”), where he is currently a member of the board of trustees and the Chairman of its Investment Committee, which manages Tufts’ endowment, an MBA from Harvard Business School, and an M.S., with distinction, from the London School of Economics, which he attended on a Fulbright Scholarship. Mr. Gheewalla is a member of the board of directors of My Sisters’ Place, a non-profit organization that works to support the survivors of domestic violence, where he also serves on the Executive Committee and Investment Committee and chairs the Finance Committee. Mr. Gheewalla’s depth of experience investing in private credit and equity transactions provides the Board with valuable insight and expertise.

Sheila Finnerty

Ms. Finnerty has served on the Board as an Independent Director since June 2024. From 2005 to 2021, Ms. Finnerty served as an Executive Managing Director at Liberty Mutual Insurance Company (“Liberty Mutual”), where she managed leveraged finance and alternative credit portfolios, oversaw asset allocation and strategy, and served as a member of the Investment Committee. Prior to joining Liberty Mutual, Ms. Finnerty was a Managing Director and the Global Head of High Yield Investments and Head of Senior Loans at Morgan Stanley Investment Management. Ms. Finnerty is currently a member of the board of directors of Vista Credit Strategic Lending Corp., TCW Direct Lending VIII LLC and TCW Star Direct Lending LLC. She previously served on the

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board of directors of Lakemore Partners from 2022 to 2025. Ms. Finnerty received a B.A. in Management from Manhattanville College, where she is currently a member of the board of trustees, and an MBA from The New York University Stern School of Business and is a Chartered Financial Analyst charter holder. She serves as a member of the Philanthropy Committee of the May Institute and is a founding member of Women in Alternative Debt. Ms. Finnerty’s depth of experience investing in corporate credit and her leadership in the financial services industry provides the Board with valuable insight and expertise.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Position	Officer Since
Jason Roos	46	Chief Financial Officer, Treasurer and Secretary	2024
Susan Terenzio	64	Chief Compliance Officer	2025
James Fair	35	Vice President	2024

The address for each executive officer is c/o 5C Lending Partners Advisor LLC, 330 Madison Avenue, 20th Floor, New York, NY 10017. Each officer holds office at the pleasure of the Board until the next election of officers or until his successor is duly elected and qualifies.

Jason Roos. Mr. Roos has served as the Company’s Chief Financial Officer, Treasurer and Secretary since June 2024, and currently serves as the Chief Financial Officer of affiliates of 5C. Prior to joining 5C, Mr. Roos was Chief Financial Officer of BC Partners Credit and Chief Financial Officer, Secretary and/or Treasurer of a number of BDCs, registered investment companies, and other investment vehicles affiliated with BC Partners Credit. Prior to joining BC Partners Credit in 2020, Mr. Roos served in various roles at Wells Fargo & Company (“Wells Fargo”), including Controller for Wells Fargo’s investment bank and institutional broker dealer. Prior to that, Mr. Roos provided audit and advisory services to financial institutions at PricewaterhouseCoopers LLP. Mr. Roos earned his B.A. in Accounting and Finance from the University of Northern Iowa and is a Certified Public Accountant registered in New York, Iowa, and Minnesota.

Susan Terenzio. Ms. Terenzio has served as the Company’s Chief Compliance Officer since April 2025. Ms. Terenzio, 64, has served as a Senior Principal Consultant with ACA Group since May 2024, a leading governance, risk and compliance advisor in financial services. She has served as chief compliance officer at a private fund adviser since June 2024, and compliance consultant to multiple business development companies, private funds, private equity and venture capital funds as well as their respective investment advisers. Ms. Terenzio previously served as a Senior Principal Consultant at RRS Consulting from 2022 to 2024. Prior to that, she served as a Senior Manager, Policies and Controls, at Robinhood Financial. Ms. Terenzio earned a B.S. degree from Rivier University and holds an IACCP designation from the Investment Adviser Association and a CSCP designation from the National Society of Compliance Professionals.

James Fair. Mr. Fair has served as the Vice President of the Company since June 2024. Mr. Fair is a member of the Investment Committee of the Advisor, and is a Managing Director of 5C. Mr. Fair is responsible for the origination and evaluation of investments across 5C. Prior to joining 5C, from 2022 to 2024, Mr. Fair was the Founder and Managing Member of Naugatuck Capital Management, LLC (“Naugatuck Capital”), a private investment and advisory firm focused on family- and entrepreneur-led companies. Prior to founding Naugatuck Capital, Mr. Fair was an investment professional in the Asset Management, Merchant Banking and Securities businesses of Goldman Sachs, from 2012 to 2022, where he focused on investing in public and private markets for the firm’s balance sheet and investment vehicles dedicated to senior direct lending, mezzanine debt and hybrid capital strategies, and portfolio management. Mr. Fair holds a B.S. in Economics with a concentration in Finance from the University of Richmond and is a Chartered Financial Analyst charter holder.

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Dollar Range of Equity Securities Beneficially Owned by Directors and Executive Officers

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors and executive officers as of the Record Date. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Directors
Michael Koester	over $100,000
Thomas Connolly	over $100,000

Independent Directors
Sheila Finnerty	$10,001 – $50,000
Robert Gheewalla	$10,001 – $50,000
Seth Lawry	over $100,000

Executive officers who are not Directors
Jason Roos	$1 – $10,000
Susan Terenzio	None
James Fair	$10,001 – $50,000
Frank Galea(3)	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is the product obtained by multiplying the net asset value per share of the Common Stock as of December 31, 2024 times the number of shares of the Common Stock beneficially owned.

(3)	Frank Galea, the former Chief Compliance Officer of the Company, resigned as an officer of the Company effective April 15, 2025.
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Executive Compensation

The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are employees of the Advisor or its affiliates, pursuant to the terms of an investment advisory agreement entered into between the Company and the Advisor, dated as of June 18, 2024 (the “Investment Advisory Agreement”) and an administration agreement entered into between the Company and Administrator, dated as of June 18, 2024 (the “Administration Agreement”), as applicable. The Company’s day-to-day investment and administrative operations are managed by the Advisor and Administrator, respectively. Most of the services necessary for the origination and administration of the Company’s investment portfolio are provided by investment professionals employed by the Advisor or its affiliates.

None of the Company’s executive officers will receive direct compensation from the Company. The Company will bear the Company’s allocable portion of the costs of the compensation, benefits and related administrative expenses (including travel expenses) of the Company’s officers who provide operational, administrative, legal, compliance, finance and accounting services to the Company, including the Company’s chief compliance officer and chief financial officer, their respective staffs and other professionals who provide services to the Company (including, in each case, employees of the Advisor or an affiliate) and assist with the preparation, coordination, and administration of the foregoing or provide other “back-office” or “middle-office” financial or operational services to the Company. For the avoidance of doubt, the Company will reimburse the Advisor (or its affiliates) for an allocable portion of the compensation paid by the Advisor (or its affiliates) to such individuals (based on a percentage of time such individuals devote, on an estimated basis, to the business affairs of the Company and in acting on behalf of the Company).

Director Compensation

The following table sets forth the compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2024.

No compensation is paid by the Company to any director that is an “interested person” of the Company or any executive officer of the Company. Michael Koester and Thomas Connolly are interested directors and, as such, do not receive compensation from the Company for their services as directors.

Name	Fees Paid in Cash(1)	All Other Compensation	Total
Sheila Finnerty	$43,082	-	$43,082
Robert Gheewalla	$38,767	-	$38,767
Seth Lawry	$38,767	-	$38,767

(1)	The Company has not awarded any portion of the fees earned by its directors in stock or options. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from the Company.

Narrative Disclosure to Director Compensation Table

Each Independent Director is compensated with an annual retainer of $100,000. The Independent Directors will also receive a fee of $2,500 for attending each meeting of the Board, both in person and virtually, and reimbursement of reasonable out-of-pocket expenses incurred in connection therewith. In addition, the Chair of the Audit Committee receives an additional annual fee of $15,000, During the fiscal year ended December 31, 2024, Ms. Finnerty served as Chair of the Audit Committee.

It is the responsibility of the Independent Directors to review their own compensation and recommend to the Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors may use such information as they deem relevant, including compensation paid to directors of other business development companies (“BDCs”) of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

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Corporate Governance

Board Composition

The Board consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class I directors will expire at the Annual Meeting; the terms of the Company’s Class II directors will expire at the 2026 annual meeting of Stockholders; and the term of the Company’s Class III director will expire at the 2027 annual meeting of Stockholders.

Messrs. Lawry and Connolly serve as Class I directors (with terms expiring at the Annual Meeting). Messrs. Koester and Gheewalla serve as Class II directors (with terms expiring in 2026). Ms. Finnerty serves as a Class III director (with a term expiring in 2027).

Independent Directors

Pursuant to the 1940 Act, a majority of the Board consists of Independent Directors. On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee to Independent Directors.

Interested Directors

Messrs. Connolly and Koester are each considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Preferred Directors

The Board has designated Seth Lawry, whose term expires at the Annual Meeting, and Robert Gheewalla, whose term expires at the 2026 annual meeting of Stockholders, as the directors to be voted on exclusively by the Preferred Stockholders.

Board Structure and Management

The business and affairs of the Company are managed under the direction of the Board. The Company has entered into the Investment Advisory Agreement pursuant to which the Advisor manages the Company on a day-to-day basis. The Board is responsible for overseeing the Advisor and other service providers for the Company’s operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”). The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, Nominating and Governance Committee and a Compensation Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The scope of each committee’s responsibilities is discussed in greater detail below.

Under the Bylaws, the Board may designate one or more individuals as chair or co-chairs (a “Chair” or “Co-Chairs”) to preside over the meetings of the Board and meetings of Stockholders and to perform such other duties as may be assigned to a Chair or Co-Chair by the Board. The Company does not expect to have a fixed policy as to whether the Chair should be an Independent Director and believes that the Company should maintain the flexibility to select a Chair and reorganize the leadership structure, from time to time, based on criteria that are in the Company’s best interests at such times. The Board has appointed Thomas Connolly and Michael Koester to serve as Co-Chairs of the Board. A Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Advisor, counsel and other directors generally between meetings. A Chair also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has

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determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

Presently, Messrs. Koester and Connolly serve as the Co-Chairs of the Board. Messrs. Koester and Connolly’s familiarity with 5C’s investment platform and their extensive knowledge of the financial services industry qualify each to serve as the Co-Chairs. The Company believes that it is best served through this existing leadership structure, as Messrs. Koester and Connolly’s relationship with 5C provides an effective bridge and encourages an open dialogue between 5C and the Board.

Board’s Role in Risk Oversight

The Company is subject to a number of risks, including investment, compliance, operational, conflicts of interests and valuation risks, among others. Risk oversight forms part of the Company’s general oversight by the Board and is addressed as part of various Board and committee activities, including the Audit Committee (as discussed below). Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Company’s investment management and business affairs. The Advisor and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Advisor and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight, the Board interacts with and reviews reports from, among others, the Advisor, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. As discussed below in more detail, the Audit Committee assists in the Board in its risk oversight by discussing the Company’s major financial risk exposures and steps taken to monitor and control such exposures with members of management. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and the Company’s service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the Company’s compliance policies and procedures and the Company’s service providers’ compliance policies and procedures since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

The Company believes that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which the Company is already subject as a BDC. As a BDC, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage generally must equal at least 150% immediately after each time the Company incur indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets,” and the Company is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

Meetings and Attendance

The Board held four meetings in 2024. Each director, including the director nominees, that were members of the Board during the fiscal year ended December 31, 2024 attended 100% of the number of meetings of the Board and of the respective committees, if any, on which they served during the period in which they served.

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Committees of the Board

The Board has established an Audit Committee, a Nominating and Governance Committee and a Compensation Committee and may establish additional committees in the future.

	Audit Committee	Nominating and Governance Committee	Compensation Committee

Director

Thomas Connolly*	-	-	-

Michael Koester*	-	-	-

Sheila Finnerty	Chair	X	X

Robert Gheewalla	X	X	Chair

Seth Lawry	X	Chair	X

*Thomas Connolly and Michael Koester serve as Co-Chief Executive Officers and Co-Presidents, and are each an “interested person” of the Company. The Board limits membership on the Audit Committee, the Nominating and Governance Committee, and the Compensation Committee to Independent Directors.

Audit Committee

The Audit Committee is comprised of Sheila Finnerty, Robert Gheewalla and Seth Lawry, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act and meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. Sheila Finnerty serves as Chair of the Audit Committee and the Board and the Audit Committee have determined that Ms. Finnerty is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K.

In accordance with its written charter, the Audit Committee, among other things, (a) assists the Board with oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Company’s annual proxy statement; (c) oversees the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Company and certain other persons by such independent registered public accounting firm; (f) acts as a liaison between the Company’s independent registered public accounting firm and the Board; and (g) conducts reviews of any potential related party transactions brought to its attention and, during these reviews, considers any conflicts of interest brought to its attention.

The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring:

●	the quality and integrity of the Company’s financial statements;

●	the adequacy of the Company’s system of internal controls;

●	the review of the independence and performance of, as well as communicate openly with, the Company’s independent registered public accounting firm; and
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●	the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements.

The Audit Committee also monitors the execution of the valuation procedures, makes certain determinations in accordance with such procedures, and assists the Board in its oversight of the valuation of the Company’s investments; reviews and approves recommendations by the Advisor for changes to the Company’s valuation policies for submission to the Board for its approval; reviews the Advisor’s presentations on valuation, including valuations from any independent valuation firm; and oversees the implementation of the Company’s valuation procedures by the Advisor.

The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee held two meetings in 2024 and all members were in attendance at each meeting.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Sheila Finnerty, Robert Gheewalla and Seth Lawry, each of whom is an Independent Director. Seth Lawry serves as the Chair of the Nominating and Governance Committee.

In accordance with its written charter, the Nominating and Governance Committee recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of Stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Stockholder meetings. The Nominating and Governance Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating and Governance Committee considers for nomination to the Board candidates submitted by Stockholders or from other sources it deems appropriate.

The Nominating and Governance Committee consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Governance Committee charter and any applicable law, rule or regulation regarding director nominations. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in our bylaws, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the respective Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by each Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of their Board include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the respective Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The committee also may consider such other factors, such as diversity of candidates, as it may deem is in the best interests of the Company and its Stockholders.

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The Nominating and Governance Committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this Proxy Statement.

The Nominating and Governance Committee held two meetings in 2024 and all members were in attendance.

Compensation Committee

The Compensation Committee is composed of Sheila Finnerty, Robert Gheewalla and Seth Lawry, each of whom is an Independent Director. Robert Gheewalla serves as the Chair of the Compensation Committee.

In accordance with its written charter, the Compensation Committee recommends the appropriate compensation of the Independent Directors for their service on the Board and the committees of the Board. If applicable, the Compensation Committee produces a report on any executive compensation practices and policies for inclusion in the Company’s proxy statement if required by applicable proxy rules and regulations and, as applicable, make recommendations to the Board on the Company’s executive compensation practices and policies.

The Compensation Committee operates pursuant to a written charter, a copy of which is attached as Appendix C to this Proxy Statement.

The Compensation Committee held two meetings in 2024 and all members were in attendance.

Certain Relationships and Related Party Transactions

The Company has entered into the Investment Advisory Agreement and the Administration Agreement.

Pursuant to the Investment Advisory Agreement, the Company pays the Advisor a management fee and an incentive fee. Pursuant to the Administration Agreement, the Company reimburses the Administrator for expenses necessary to perform services related to the Company’s administration and operations. Each are described in more detail below. In addition, the Advisor and its affiliates may engage in management or investment activities on behalf of entities that have overlapping objectives with the Company’s.

In addition, the Company’s executive officers and directors serve or may serve as officers, directors or principals of entities, that operate in the same, or a related, line of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates, including the Advisor. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by the Advisor and its affiliates, for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Advisor or its affiliates. However, in order to fulfill its fiduciary duties to the Company and any of its future clients, the Advisor intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Advisor’s investment allocation policy, so that the Company is not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate. In addition, expenses may be incurred that are attributable to the Company and other entities managed by the Advisor and its affiliates.

In addition, entities affiliated with or related to the Advisor, together with certain of the Advisor’s investment professionals, from time to time, may make investments in other entities whose investment objectives overlap with the Company’s or which are advised by the Advisor or its affiliates some of which may have different fee structures (including no fees and lower fees) than those in the Investment Advisory Agreement. The Company believes that any investment by the Advisor and its affiliates in the Company aligns, to some extent, the interest of the Advisor with the interests of the Company’s Stockholders; although, the Advisor has or may have economic interests in such other entities as well and receive advisory fees or other forms of incentive-based compensation relating to such entities.

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Investment Advisory Agreement

Subject to the overall supervision of the Board, the Advisor will manage the day-to-day operations of, and provide investment advisory and management services to, the Company pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Advisor will be responsible for the following:

●	managing the investment and reinvestment of the Company’s assets in accordance with the Company’s investment objective, policies and restrictions, the 1940 Act, the Investment Advisers Act and all other applicable federal and state law, and the Charter and Bylaws;
●	determining the composition of the Company’s portfolio, the nature and timing of the changes therein and the manner of implementing such changes;
●	identifying, evaluating and negotiating the structure of the investments made by the Company (including by performing due diligence on prospective investments);
●	executing, closing, servicing and monitoring the Company’s investments;
●	determining the securities and other assets that the Company will purchase, retain or sell; and
●	providing the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment and reinvestment of the Company’s assets.

The Advisor’s services under the Investment Advisory Agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Term

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial term of two years, and will remain in effect from year to year thereafter if approved annually by the Board or by the holders of a Majority of the Outstanding Voting Securities (as defined below) and, in each case, a majority of the Independent Directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act). In accordance with the 1940 Act, without payment of penalty, the Company may terminate the Investment Advisory Agreement with the Advisor upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the Stockholders holding a Majority of the Outstanding Voting Securities. “Majority of the Outstanding Voting Securities” means the lesser of (1) 67% or more of the voting securities of the Company present or represented at a meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (2) a majority of the outstanding voting securities of the Company. In addition, without payment of penalty, the Advisor may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Compensation of the Advisor

The Company pays the Advisor investment advisory fees for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by the Stockholders.

Management Fee

The Management Fee is payable quarterly in arrears. The Management Fee will be payable at an annual rate of 0.60% (1.00% in the event of an Exchange Listing) of the average value of the Company’s gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) at the end of each of the Company’s two most recently completed calendar quarters.

The Management Fee for any partial quarter will be appropriately prorated (based on the actual number of days elapsed relative to the total number of days in such calendar quarter). For purposes of the Investment Advisory Agreement, “gross assets” means the Company’s total assets determined on a consolidated basis in accordance with

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generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

Incentive Fees

The Company pays to the Advisor an incentive fee that will consist of two parts: (i) an Investment Income Incentive Fee and (ii) a Capital Gains Incentive Fee. The Investment Income Incentive Fee will be calculated and payable on a quarterly basis, in arrears, and will equal 10.0% (17.5% in the event of an Exchange Listing) of “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a quarterly preferred return of 1.50% (i.e., 6.0% annualized), or “Hurdle,” measured on a quarterly basis and subject to a 100% “catch-up” feature.

“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any accrued income that the Company has not yet received in cash, interest in the form of securities received rather than cash, including original issuance discount (“OID”), payment-in-kind (“PIK”) and zero coupon investments, and any other fees such as commitment, origination, structuring, diligence, consulting, or other fees that the Company receives from portfolio companies) accrued during the calendar quarter minus the Company’s operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the Incentive Fee). These calculations shall be appropriately adjusted for any share issuances or repurchases during the quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter).

Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, expressed as a rate of return on the value of the Company’s net assets at the beginning of the immediately preceding calendar quarter, will be compared to a “Hurdle Amount” equal to the product of (i) the Hurdle rate of 1.50% per quarter (6.0% annualized) and (ii) the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the beginning of the immediately preceding calendar quarter.

The Company pays the Advisor an Investment Income Incentive Fee in each calendar quarter as follows:

●	No Investment Income Incentive Fee is payable to the Advisor in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount for such calendar quarter;
●	100% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than 1.6667% (1.8182% in the event of an Exchange Listing) for that calendar quarter is payable to the Advisor. The Company refers to this portion of the Company’s Pre-Incentive Fee Net Investment Income as the “catch-up”; and
●	10.0% (17.5% in the event of an Exchange Listing) of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.6667% (1.8182% in the event of an Exchange Listing) in any calendar quarter is payable to the Advisor.

Because of the structure of the Investment Income Incentive Fee, it is possible that the Company may pay an Investment Income Incentive Fee in a calendar quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle rate, the Company will pay the applicable Investment Income Incentive Fee even if the Company has incurred a loss in that calendar quarter due to realized and unrealized capital losses. In addition, because the Hurdle Amount is calculated based on the Company’s net assets, decreases in the Company’s net assets due to realized or unrealized capital losses may increase the likelihood that the Hurdle Amount is reached and therefore the likelihood of the Company paying an Incentive Fee in a given calendar quarter. In addition, if market interest rates rise, the Company may be able to invest the Company’s funds in debt instruments that provide for a higher return, which would increase the Company’s Pre-Incentive Fee Net Investment Income and make it easier for the Advisor to surpass the fixed Hurdle rate and receive an incentive fee based on such net investment income. The Company’s net investment income used to calculate this component of the Incentive Fee is also included in the amount of the Company’s gross assets used to calculate the Management Fee because gross assets are total assets (including cash received) before deducting liabilities (such as declared dividend payments).

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The Capital Gains Incentive Fee (as defined in the Investment Advisory Agreement) will be an annual fee that will be determined and payable, in arrears, as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 10.0% (17.5% in the event of an Exchange Listing) of realized capital gains, if any, determined on a cumulative basis from the commencement of the Company’s investment operations (based on the fair market value of each investment as of such date) through the end of such calendar year (or upon termination of the Investment Advisory Agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the commencement of the Company’s investment operations (based on the fair market value of each investment as of such date) through the end of such calendar year (or upon termination of the Investment Advisory Agreement), less the aggregate amount of any previously paid Capital Gains Incentive Fees.

The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Advisor if the Company were to sell the relevant investment and realize a capital gain.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Limitations of Liability and Indemnification

The Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, including the Administrator (each, an “Indemnitee”) will not be liable to the Company for any action taken or not taken by the Advisor in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Company, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services.

The Company will indemnify each Indemnitee against any liabilities in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Company. The Company may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification. Notwithstanding the foregoing, in accordance with Sections 17(i) and 17(h) of the 1940 Act, neither the Advisor nor any of its affiliates, directors, officers, members, employees, agents or representatives may be protected against any liability to the Company or the Company’s investors to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of its office. For the year ended December 31, 2024, management fees were approximately $2,000, of which the entire amount was waived by the Advisor. For the year ended December 31, 2024, the Company did not accrue or incur any incentive fees.

Administration Agreement

The description below of the Administration Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Administration Agreement attached as an exhibit to our Form 10-12G filed on July 1, 2024.

Under the terms of the Administration Agreement, the Administrator performs (or oversees, or arranges for, the performance of) administrative services, which includes providing office facilities, equipment, clerical, accounting, bookkeeping and record keeping services; conducting relations with sub-administrators, custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable; making reports to the Board of its performance of services; and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable; maintaining financial, accounting and other records of the Company; preparing reports to

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Stockholders and reports and other materials filed with the SEC or any other regulatory authority; managing the payment of expenses; providing significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance; assisting the Company in determining and publishing (as necessary or appropriate) the Company’s net asset value; overseeing the preparation and filing of the Company’s tax returns and the performance of administrative and professional services rendered by others, which could include employees of the Advisor or its affiliates. The Company will reimburse the Administrator (and/or one or more of its affiliates) for services performed for the Company pursuant to the terms of the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate certain of its obligations under the Administration Agreement to an affiliate and/or to a third party and the Company will reimburse the Administrator (or relevant affiliate(s)) for any services performed for the Company by such affiliate or third party. To the extent that the Administrator outsources any of its functions the Company will pay the fees associated with such functions on a direct basis without profit to the Administrator.

Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of two years from the date it first became effective, and will remain in effect from year to year thereafter if approved annually by the Board and a majority of the Independent Directors. The Company may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the Stockholders holding a Majority of the Outstanding Voting Securities. In addition, the Administrator may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

The Administration Agreement provides that the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Administrator, including the Advisor, are entitled to indemnification from the Company from and against any claims or liabilities, liabilities in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Administration Agreement or otherwise as an administrator to the Company, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Administration Agreement.

The Company’s Administrator has the right under the Administration Agreement to enter into one or more sub-administration agreements with other administrators (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the Sub-Administrator(s) to assist the Administrator in fulfilling its responsibilities under the Administration Agreement.

The Administrator, on behalf of the Company, engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services as the Sub-Administrator pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). In accordance with the Sub-Administration Agreement, the Sub-Administrator will perform certain administrative and accounting services for the Company, subject to the supervision of the Administrator, including, but not limited to: (a) maintaining books and records related to portfolio transactions, and daily position reporting; (b) assisting in the preparation of documentation for financial reporting by the Company; (c) assisting in the calculation of the net asset value of the Company (in accordance with the valuation policies and procedures of the Company and the Advisor); (d) preparing investor statements; (e) reviewing subscription documents and performing anti-money laundering and know-your-customer requirements before accepting commitments to the Company; and (f) performing other regulatory, administrative and clerical services in connection with the administration of the Company pursuant to the terms of the Sub-Administration Agreement. For purposes of determining net asset value, the Sub-Administrator will follow the valuation policies and procedures of the Company and the Advisor.

For the year ended December 31, 2024, the Company was obligated to reimburse the Administrator $186 for the above services.

Expense Support Agreement

The Company entered into an expense support agreement and conditional reimbursement agreement (the “Expense Support Agreement”) with the Advisor, pursuant to which the Advisor may elect to pay certain of the Company’s expenses on the Company’s behalf. The Advisor has elected to pay certain of the Company’s expenses and

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may in the future elect to pay additional expenses on the Company’s behalf. The Advisor will be entitled to reimbursement of such expenses from the Company if Available Operating Funds exceed the cumulative distributions accrued to Stockholders, subject to the terms of the Expense Support Agreement. “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). For the year ended December 31, 2024, the Advisor paid $3.8 million expenses on the Company’s behalf under the Expense Support Agreement, primarily related to organizational expenses. Subject to the terms of the Expense Support Agreement, contingent reimbursements by the Company may occur.

License Agreement

The Company entered into a license agreement with 5C Investment Partners LP (the “License Agreement”), pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the name “5C.” Under the License Agreement, the Company has a right to use the 5C name for so long as the Advisor or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “5C” name or logo.

Co-Investment Restrictions

As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates, unless the Company obtains an exemptive order from the SEC.

The Company relies on exemptive relief that has been granted by the SEC to the Company, the Advisor and certain of its affiliates, to co-invest with other funds and accounts managed by the Advisor or its affiliates, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, the Company is generally permitted to co-invest with certain of the Company’s affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Company and the Stockholders and do not involve overreaching by the Company or the Stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Stockholders and is consistent with the Company’s investment objective and strategies, and (3) the investment by the Company’s affiliates would not disadvantage the Company, and the Company’s participation would not be on a basis different from or less advantageous than that on which the Company’s affiliates are investing. The Advisor’s investment allocation policy incorporates the conditions of the exemptive relief. As a result of the exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of other funds established by the Advisor or its affiliates that could avail themselves of the exemptive relief.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Advisor.

The Advisor’s investment professionals may serve as directors of, or in a similar capacity with, companies in which we will invest or in which we will consider making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

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Related Party Transaction Review Policy

The Audit Committee regularly reviews and approves any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. The Company has also established a written policy that governs the review of potential related party transactions. Each of the Company’s directors and executive officers will complete a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Code of Ethics

The Company and the Advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisors Act of 1940, as amended, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The joint code of ethics can be found as an exhibit to our Amendment No. 1 to Form 10-12G/A filed on August 13, 2024.

Code of Ethics and Business Conduct

The Board has adopted a Code of Ethics and Business Conduct that applies to all of the Company’s directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics and Business Conduct can be found as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Insider Trading Policy

The Company has adopted an insider trading policy and procedures governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy can be found as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Hedging and Pledging

The Company has established a policy reasonably designed to prohibit officers, directors, and employees of the Company and the Advisor from purchasing or selling securities of the Companies while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy does not expressly prohibit purchasing financial instruments or otherwise engaging in transactions that hedge or offset the market value of our Common Stock because there is no public market for the Common Stock currently and the Company does not currently expect that one will develop. However, any purchase or sale of the Company’s securities or any of the Company’s portfolio securities must be pre-cleared with the Company’s Chief Compliance Officer.

Pursuant to the terms of the subscription agreement entered into by director and/or officer subscribing for Stock of the Company (each a “Subscription Agreement”), during the Lock-Up Period (as defined below), Stockholders will be restricted from: (1) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase or otherwise transferring or disposing of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or publicly disclosing the intention to make any offer, sale, pledge or disposition, (2) entering into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of Common Stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of Common Stock or such other securities, in cash or otherwise), or (3) if applicable, making any demand for or exercising any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock. The Lock-Up Period shall terminate (i) 90 days after the date of the Company listing its Common Stock on a national securities exchange (an “Exchange Listing”) with respect to one-third of all of the shares of Common Stock

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held by a Stockholder as of the date of the Exchange Listing, (ii) 180 days after the date of an Exchange Listing with respect to an additional one-third of all of the shares of Common Stock held by a Stockholder as of the date of the Exchange Listing, and (iii) 270 days after the date of an Exchange Listing with respect to the remaining one-third of all of the shares of Common Stock held by a Stockholder as of the date of the Exchange Listing. The lock-up will apply to all shares of Common Stock acquired prior to an Exchange Listing but will not apply to any shares acquired in open market transactions or acquired pursuant to the dividend reinvestment plan after the date of an Exchange Listing.

Proxy Voting by the Advisor

The Advisor has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Advisor with respect to securities held by the Company may benefit the interests of 5C and funds and accounts other than the Company.

Section 16(a) Reports

Section 16(a) of the 1934 Act requires the Company’s officers and directors, and persons who own more than 10% of our shares, to file reports of securities ownership and changes in such ownership with the SEC. Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

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PROPOSAL 1(A) AND PROPOSAL 1(B):
ELECTION OF THE CLASS I DIRECTORS

At the Annual Meeting, Stockholders will be asked to consider the election of the Class I directors of the Company. The Board currently consists of five members, three of whom are Independent Directors. The Board may modify the number of its members in accordance with the Company’s Bylaws, except that no decrease in the number of directors shall shorten the term of any incumbent director. The 1940 Act requires that the Company maintain a majority of directors on the Board that are Independent Directors.

Under the Charter, directors are divided into three classes, currently comprised of two Class I directors, two Class II directors and one Class III director. At each annual meeting of the Stockholders, the successors to the directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of the director’s election and when such successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.

Proposal 1(a)

Preferred Stockholder Director Nominee

Seth Lawry has been nominated by our Nominating and Governance Committee to serve as a Preferred Stockholder director until the 2028 annual meeting of Stockholders or until his successor is duly elected and qualified. We have been advised by Mr. Lawry that he is willing to be named as a nominee and willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election of Mr. Lawry (who is currently a director) unless such nominee is not available, in which case such shares will be voted for a substitute nominee designated by the Board.

The section titled “Information about the Nominees and Directors” in this Proxy Statement contains more information about the leadership skills and other experiences that cause the Nominating and Governance Committee to determine that Mr. Lawry should be nominated to serve as a director of the Company.

Required Vote

The affirmative vote of a plurality of votes cast at the Annual Meeting by the holders of the outstanding shares of Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting separately as a single class, is required to elect Seth Lawry as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders of the Company, or until his successor is duly elected and qualifies. Abstentions will count for purpose of establishing a quorum but will have no effect on the outcome of the vote on such Proposal 1(a). Pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted to the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder in his discretion. This proxy was coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

RECOMMENDATION

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT PREFERRED STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. LAWRY.

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Proposal 1(b)

Stockholder Director Nominee

Thomas Connolly has been nominated by our Nominating and Governance Committee to serve as a director until the 2028 annual meeting of Stockholders or until his successor is duly elected and qualified. We have been advised by Mr. Connolly that he is willing to be named as a nominee and willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election of Mr. Connolly (who is now a director and a Co-Chair of the Board) unless such nominee is not available, in which case such shares will be voted for a substitute nominee designated by the Board.

The section titled “Information about the Nominees and Directors” in this Proxy Statement contains more information about the leadership skills and other experiences that cause the Nominating and Governance Committee to determine that Mr. Connolly should be nominated to serve as a director of the Company.

Required Vote

The affirmative vote of a plurality of votes cast at the Annual Meeting by the holders of the outstanding shares of Preferred Stock and Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to elect Thomas Connolly as a Class I director of the Company to serve until the 2028 annual meeting of Stockholders, or until his successor is duly elected and qualifies. Abstentions will count for purpose of establishing a quorum but will have no effect on the outcome of the vote on such Proposal 1(b). Pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted to the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder in his discretion. This proxy was coupled with an interest, is irrevocable and is effective so long as the Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

RECOMMENDATION

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. CONNOLLY.

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PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 12, 2025, the Audit Committee of the Board selected and recommended, and the Board, including a majority of the Independent Directors, approved the appointment of Deloitte & Touche LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. This appointment is presented for ratification by the Stockholders. If the Stockholders fail to ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the year ending December 31, 2025, the Audit Committee and the Board will reconsider the continued retention of Deloitte & Touche LLP.

Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. Representatives of Deloitte & Touche LLP are expected to be available during the Annual Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of Deloitte & Touche LLP will be given the opportunity to make statements at the Annual Meeting, if they so desire.

Although action by the Stockholders on this matter is not required, the Board believes it is appropriate to seek Stockholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s financial statements. If the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025 is not ratified by the Stockholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Deloitte & Touche LLP for professional services performed for the year ended December 31, 2024 and for the period from October 16, 2023 (date of inception) through December 31, 2023:

	For the Year ended December 31, 2024	For the Period from October 16, 2023 (date of inception) through December 31, 2023
Audit Fees(1)	$233,000	—
Audit-Related Fees(2)	$16,000	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$249,000	—

(1)	Fees included in the “audit fees” category are those associated with audits of the Company’s financial statements and services that are normally provided in connection with statutory and regulatory filings.
(2)	“Audit-Related fees” are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)	Fees included in the “tax fees” category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns. No tax fees were billed by Deloitte & Touche LLP to the Advisor, or any entity controlling, controlled by, or under common control with, the Advisor, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the periods presented herein.
(4)	No fees were billed by Deloitte & Touche LLP for products and services provided to the Company, other than the services reported under the captions “Audit Fees” and “Audit-Related Fees” above. No other fees were billed by Deloitte & Touche LLP to the Advisor, and any entity controlling, controlled by, or under common control with, the Advisor, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the periods presented herein.
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Aggregate Non-Audit Fees

No non-audit fees were billed to the Advisor and service affiliates by Deloitte & Touche LLP for non-audit services for the period from October 16, 2023 (date of inception) through December 31, 2023 and for the year ended December 31, 2024. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which permissible services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by one or more members of the Audit Committee to whom the Audit Committee has delegated authority. In addition, subject to the de minimis exceptions under Section 10A(i)(1)(B) of the 1934 Act or otherwise required by law, certain audit and/or non-audit services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are compatible with maintaining auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor. All services performed by our independent auditors in 2024 were pre-approved in accordance with the Policy.

Pre-Approval of Non-Audit Services Provided to the Advisor. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered the above fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Deloitte & Touche LLP. Deloitte & Touche LLP did not provide any audit-related services, tax services or other non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Audit Committee Report

The following is the report of the Audit Committee of the Company with respect to the Company’s audited financial statements as of December 31, 2024.

The Audit Committee of the Board of Directors of 5C Lending Partners Corp. (the “Company”) operates under a written charter adopted by the Board of Directors. The role of the committee is oversight. Management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards in the United States (“U.S. GAAP”). The independent accountants are accountable to the Audit Committee, as representatives of the Company’s stockholders.

Review with Management

The Audit Committee has reviewed the Company’s audited financial statements as of December 31, 2024 (the “Audited Financial Statements”) and met and held discussions with management regarding the Audited Financial Statements. Management has represented to the Audit Committee that the Audited Financial Statements were prepared in accordance with U.S. GAAP.

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Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the Audited Financial Statements, and the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the Audited Financial Statements in the Annual Report of the Company for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully Submitted,

The Audit Committee

Sheila Finnerty, Robert Gheewalla and Seth Lawry

Required Vote

The affirmative vote of the majority of votes cast at the Annual Meeting by the holders of the outstanding shares of Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single class, is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will count for purpose of establishing a quorum but will have no effect on the outcome of the vote on such Proposal 2.

RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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OTHER BUSINESS TO COME BEFORE THE ANNUAL MEETING

The management of the Company does not know of any other matters to be brought before the Annual Meeting. If such matters are properly brought before the Annual Meeting, proxies that do not contain specific instructions to the contrary will be voted in the discretion of Jason Roos and Gregory Shalette with respect to Common Stockholders. With respect to Preferred Stockholders, pursuant to the Preferred Stock Subscription Agreement, dated September 26, 2024, each Preferred Stockholder granted to the Proxy Holder a proxy to attend the Annual Meeting and to vote any and all shares of Preferred Stock held by such holder in his discretion. This proxy was coupled with an interest, is irrevocable and is effective so long as Preferred Stockholder owns Preferred Stock but will terminate upon execution of an instrument of termination executed by the Preferred Stockholder, and no such instrument has been executed by any Preferred Stockholder. As a result, only the Proxy Holder is entitled to vote the shares of Preferred Stock and the record holders need not attend the Annual Meeting or submit another proxy in order for their shares of Preferred Stock to be voted.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairs or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairs or to the individual director, c/o 5C Lending Partners Advisor LLC, 330 Madison Avenue, 20th Floor, New York, NY 10017.

SUBMISSION OF COMPLAINTS

The Company has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. The Company’s Chief Compliance Officer will ensure any complaints or reports submitted to this whistleblower hotline that are related to the Company’s accounting, internal accounting controls or auditing matters or questionable accounting or auditing matters are sent to the Chair of the Audit Committee. Complaints may also be submitted on an anonymous basis via an anonymous whistleblower hotline and webform.

AVAILABLE INFORMATION

Copies of the Company’s Annual Reports on Form 10-K and Current Reports on Form 8-K are available, and copies of the Company’s Quarterly Reports on Form 10-Q will be available, without charge, upon request by calling the Company at (212) 516-3171 or by writing to the Company. Please direct your written request to the Secretary of the Company, c/o 5C Lending Partners Corp., 330 Madison Avenue, 20th Floor, New York, NY 10017. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

The principal address of the Advisor is 5C Lending Partners Advisor LLC, 330 Madison Avenue, 20th Floor, New York, NY 10017.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2026 Annual Meeting of Stockholders will be held in June 2026, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company, c/o 5C Lending Partners Corp., 330 Madison Avenue, 20th Floor, New York, NY 10017. Notices of intention to present proposals, including nomination of a director, at the 2026 Annual Meeting of Stockholders must be received by the Company no earlier than January 19, 2026 and no later than 5:00 p.m., Eastern Time, on February 19, 2026. If the 2026 Annual Meeting of Stockholders is scheduled to be held on a date more than 30 days prior to or after the anniversary of the 2025 Annual Meeting, stockholder proposals or director nominations must be received no later than the 150th day prior to the date of the 2026 Annual Meeting of Stockholders and not later than 5:00 p.m.,

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Easter Time, on the later of the 120th day prior to the date of the 2026 Annual Meeting of Stockholder, as originally convened, or the 10th day following the day on which such notice of the date of the 2026 Annual Meeting of Stockholders was mailed or such public disclosure of the date of the 2026 Annual Meeting of Stockholders was made. Proposals and nominations must also comply with the other requirements contained in the Bylaws, including supporting documentation and other information and representations.

Stockholders who do not expect to virtually attend the Annual Meeting and who wish to have their shares voted are requested to authorize a proxy to vote by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. No postage is required if the proxy card is mailed in the United States. If you have any questions regarding the Proxy Materials, please contact the Company at (212) 516-3171.

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APPENDIX A

AUDIT COMMITTEE CHARTER

Audit Committee Charter

Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of 5C Lending Partners Corp. (the “Company”) to monitor (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications, performance and independence and (3) the compliance by the Company with legal and regulatory requirements.

Committee Membership and Function

The Committee shall at all times have at least two members and be composed solely of Independent Board Members. “Independent Board Members” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board shall designate the members of the Committee. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies except as may be permitted under the “Committee Meetings” section of this Charter, and to designate alternate members to replace any absent or disqualified members, so long as the Committee shall at all times have at least two members and be composed solely of Independent Board Members. Unless a Chair is elected by the Board, the members of the Committee shall select its Chair by majority vote of the Committee membership.

The Committee shall endeavor to maintain at least one member who qualifies as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time (“Sarbanes-Oxley Act”).

Notwithstanding the foregoing, (i) the Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, (ii) all members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and (iii) no member shall have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three fiscal years.

Committee Authority and Responsibilities

The role of the Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards in the United States (“GAAP”). The independent accountants are accountable to the Committee, as representatives of the Company’s stockholders.

Committee members are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. It shall not be the duty or the responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with GAAP, or to set auditor independence standards. The Committee shall be entitled to rely on (a) the integrity of those persons from

[1]	For purposes of this Charter, the term management means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).
A-1

which they receive information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

To the extent allowed by applicable law, the Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees, consisting of one or more Committee members, as the Committee may deem appropriate in its sole discretion, provided that decisions of any such subcommittees, including granting any pre-approvals, shall be presented to the full Committee at its next scheduled meeting. The Committee shall be given the resources and authority to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Company. The Committee will have access to the Company’s books, records, facilities and personnel.

The responsibilities of the Committee are:

Retention of Independent Accountants and Approval of Services

1.	To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

2.	To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the 1934 Act, and as otherwise required by law.[2]

3.	The Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting.

Oversight of the Company’s Relationship with the Independent Accountants

1.	To obtain and review a report from the independent accountants at least annually regarding:

(a)	the independent accountants’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)	any steps taken to deal with any such issues; and

(d)	all relationships between the independent accountants and the Company.

[2]	In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.
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2.	To evaluate the qualifications, performance and independence of the independent accountants, including:

(a)	evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)	considering whether the accountant’s quality controls are adequate;

(c)	considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

(d)	taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).

3.	To ensure the required rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit. To consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

4.	To ensure that no registered public accounting firm will perform for the Company any audit service if the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Chief Legal Officer or any person serving in an equivalent position for the Company was employed by that registered independent public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

5.	To consider the effect on the Company of:

(a)	any changes in accounting principles or practices proposed by management or the independent accountants;

(b)	any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls; and

(c)	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

6.	To review a presentation with respect to the Company’s qualification under Subchapter M of the Internal Revenue Code.

7.	To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

8.	To interact with the Company’s independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

Financial Statements and Disclosure Matters

1.	To review and discuss with management and the independent accountants the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis,
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and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

2.	To review and discuss with management and the independent accountants the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

3.	To meet with the Company’s independent accountants and review written materials prepared by the independent accountants, as appropriate, in order:

(a)	to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)	to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)	to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)	to review with the independent accountants their opinions as to the fairness of the financial statements;

(e)	to review and discuss quarterly reports from the independent accountants relating to:

(1)	all critical accounting policies and practices to be used;

(2)	all alternative treatment of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

(3)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

(f)	to review the matter required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

4.	To prepare the report required by SEC rules to be included in the Company’s annual proxy statement, if any, which shall include the statements required by applicable SEC rules, including Item 407(d)(3) of Regulation S-K.

Compliance Oversight

1.	To obtain from the independent accountants assurance that Section 10A(b) of the 1934 Act has not been implicated.
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2.	To investigate, when the Committee deems it necessary, improprieties or suspected improprieties in Company operations.

3.	To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Committee shall consider appropriate:

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	To discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

6.	To review and approve all related party transactions (as defined in Item 404 of Regulation S-K promulgated under the 1934 Act).

Oversight of Company’s Internal Audit Function

1.	To recommend to the Board the appointment of the Company’s principal financial officer and principal accounting officer.

2.	To consider whether to grant any approvals or waivers sought under the Company’s Code of Business Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act.

3.	To review any alleged violations under the Company’s Code and to make any recommendations to the Board as it deems appropriate.

4.	To require the principal financial officer or other appropriate officers of the Company, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Committee may provide, to meet with the Committee for consultation on audit, accounting and related financial matters.

5.	To review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or persons performing similar functions) during their certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

6.	To discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Other

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1.	To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

2.	To conduct an internal self-assessment of the performance of the Committee at least annually, either as part of the full Board or as a Committee. The Committee shall conduct this evaluation in such manner as it deems appropriate.

3.	To review and reassess the adequacy of this Charter at least annually and recommend any changes that it deems appropriate to the full Board.

The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Committee Meetings

The Committee shall meet regularly, as frequently as circumstances dictate or require, but not less frequently than two times each year, and is empowered to hold special meetings as circumstances require. The Chair or any two members of the Committee may fix the time and place of the Committee’s meetings unless the Board shall otherwise provide. Committee members may participate in a meeting by videoconference, telephone conference or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a Committee meeting may also be taken without a meeting if all members of the Committee consent thereto in writing. The Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Committee may invite any Director who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate. However, the Committee shall have the opportunity to meet regularly without such individuals present in executive session.

No less than two members of the Committee shall be present at any Committee meeting to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

Limit on Committee Liability

The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

Adopted: June 18, 2024

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APPENDIX B

NOMINATING and Governance COMMITTEE CHARTER

Nominating and Governance Committee Charter

Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) is to (1) identify and select or recommend qualified nominees to be elected to the Board of Directors (the “Board”) of 5C Lending Partners Corp. (the “Company”) at any annual meeting of stockholders, (2) identify, select or recommend qualified nominees to fill any vacancies on the Board or a committee thereof (consistent with criteria approved by the Board), (3) develop and recommend to the Board a set of governance principles applicable to the Company and (4) oversee the evaluation of the Board and management.

Committee Membership and Function

The Committee shall at all times have at least two members and be composed solely of Independent Board Members. “Independent Board Members” are Directors (as defined below) who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission. The Board shall designate the members of the Committee. The members of the Committee shall serve for such term or terms as the Board may determine or until earlier resignation of death. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies except as may be permitted under the “Committee Meetings” section of this Charter, and to designate alternate members to replace any absent or disqualified members. The Board may remove any member from the Committee at any time with or without cause, subject to the requirement that the Committee shall at all times have at least two members and be composed solely of Independent Board Members. Unless a Chair is elected by the Board, the members of the Committee shall select its Chair by majority vote of the Committee membership.

Authority

In discharging its responsibilities, the Committee shall have authority to retain, at the Company’s expense, outside counsel or other consultants, including any search firm to be used to identify director candidates in the Committee’s sole discretion. The Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. Additionally, to the extent allowed by applicable law, the Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees, consisting of one or more Committee members, as the Committee may deem appropriate in its sole discretion, provided that decisions of any such subcommittees shall be presented to the full Committee at its next scheduled meeting. The Committee will have access to the Company’s books, records, facilities and personnel.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A.	Selecting, researching and nominating directors for election by the Company’s stockholders and selecting nominees to fill vacancies on the Board or a committee of the Board.

B.	Establishing the criteria for evaluating the qualifications of individuals being considered for election or appointment as members of the Board (or a committee thereof), which criteria shall include, at a minimum, the following:

1.	compliance with the independence and other applicable requirements of the federal securities laws and any other applicable laws, rules or regulations;

2.	the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service
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providers and counsel, in order to exercise effective business judgment in the performance of their duties;

3.	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and

4.	personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate.

In addition, the Committee may consider, with respect to an individual being considered for election or appointment a member of the Board, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Directors’ membership and collective attributes. Such considerations will vary based on the Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.

C.	Considering stockholder recommendations for possible nominees for election as members of the Board.

D.	Annually reevaluating, based on the criteria set forth in paragraph B above, the qualifications of current members of the Board (each, a “Director”) who are available for reelection at the end of the end of their applicable terms and to recommend whether each Director should be re-nominated.

E.	Reviewing, as appropriate, the continued Board membership of a Director upon a significant change in the Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with such Director’s service on the Board.

F.	Reporting to the Board its conclusions with respect to the matters that the Committee has considered.

G.	Reviewing and reassessing the adequacy of this Charter from time to time, as the Committee considers appropriate, and submitting any proposed modifications to the Board.

H.	Conducting an annual evaluation of the Board to determine whether the Board and its committees are functioning effectively, and submitting a report of its findings to the full Board. The Committee will discuss the review with the full Board following the end of each fiscal year.

Committee Meetings

The Committee shall meet as often as it determines. The Chair or any two members of the Committee may fix the time and place of the Committee’s meetings unless the Board shall otherwise provide. Committee members may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a Committee meeting may also be taken without a meeting if all Committee members consent thereto in writing. The Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Committee may invite any Director

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who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, considers appropriate. However, the Committee shall have the opportunity to meet regularly without such individuals present in executive session.

No less than two members of the Committee shall be present at any Committee meeting to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

Adopted: June 18, 2024

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APPENDIX C

CoMPENSATION COMMITTEE CHARTER

5C LENDING PARTNERS CORP.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee of 5C Lending Partners Corp. (the “Company”) is appointed by the Company’s board of directors (the “Board”) to (i) determine, or recommend to the Board for determination, the compensation of the Company’s chief executive officer and all other executive officers of the Company paid directly by the Company, if any, and (ii) assist the Board with matters related to compensation generally.

II.	Committee Membership

The Compensation Committee shall at all times have at least three members and be comprised solely of independent directors. For purposes of this Compensation Committee Charter, “Independent Directors” are members of the Board who (i) are not “interested persons” and are “independent directors” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, and (ii) meet any other applicable requirements of the Securities and Exchange Commission and any other applicable laws, rules and regulations with respect to independence, as determined by the Board. The Board shall designate the members of the Compensation Committee. In determining the independence of Compensation Committee members, the Board shall consider all factors specifically relevant to determining whether a potential member has a relationship to the Company which is material to the potential member’s ability to be independent from management in connection with the duties of a Compensation Committee member, including: (i) the source of compensation of the potential member, including any consulting, advisory or other compensatory fee paid by the Company or any subsidiary thereof to such potential member, and (ii) whether the potential member is affiliated with the Company, any parent or subsidiary of the Company or an affiliate of any such parent or subsidiary to determine whether such affiliation would impair such potential member’s judgment as a member of the Compensation Committee. The Board shall have the power at any time to change the membership of the Compensation Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Compensation Committee shall at all times have at least three members and be composed solely of independent directors.

If a member of the Compensation Committee ceases to be an independent director for reasons outside the reasonable control of such member, the member may remain on the Compensation Committee until the earlier of the next annual meeting of stockholders of the Company or one year from the occurrence of the event that caused the failure of such member to be an independent director. The members of the Compensation Committee may select a chair.

III.	Authority

In discharging its responsibilities, the Compensation Committee may, in its sole discretion, retain or obtain the advice of a consultant, legal counsel or other advisor (including any legal entity that employs any such individual, a “Consultant”). The Compensation Committee shall be directly responsible for the appointment, compensation (at the Company’s expense) and oversight of the work of any Consultant retained by the Compensation Committee. Before selecting or receiving advice from a Consultant (other than the Company’s in-house legal counsel, if any), the Compensation Committee must first consider the following factors relevant to the Consultant’s independence from the Company:

1.	the provision of other services to the Company by the Consultant or person that employs the Consultant;

2.	the amount of fees received from the Company or the Company’s adviser by the Consultant, as a percentage of the total revenue of the Consultant or person that employs the Consultant;

3.	the policies and procedures of the Consultant that are designed to prevent conflicts of interest;

4.	any business or personal relationship of the Consultant or person that employs the Consultant with a member of the Compensation Committee;
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5.	any stock of the Company owned by the Consultant; and

6.	any business or personal relationship of the Consultant or person that employs the Consultant or his/her affiliates with an executive officer of the Company.

The Compensation Committee shall not be required to implement or act consistently with the advice or recommendations of the Consultant.

The Compensation Committee shall have the authority to create subcommittees with such powers as the Compensation Committee shall from time to time confer.

The Company shall provide for appropriate funding, as determined by the Compensation Committee, for payment of (i) reasonable fees to any Consultant retained by the Compensation Committee and (ii) ordinary administrative expenses of the Compensation Committee that are necessary or appropriate in carrying out its duties. The Compensation Committee shall keep the Board advised as to the general range of anticipated expenses in connection therewith.

IV.	Responsibilities

The following are the general responsibilities of the Compensation Committee and are set forth only for its guidance. The Compensation Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose as set forth herein or as otherwise required by applicable law.

Nothing in this Compensation Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board.

Pursuant to authority granted to it by the Board, the responsibilities of the Compensation Committee are:

Executive Compensation

1.	The Compensation Committee shall determine, or recommend to the Board for determination, the compensation of the Company’s chief executive officer and all other executive officers of the Company paid directly by the Company, if any. In making any such determination, the Compensation Committee shall, among other things:

(a) consider corporate goals and objectives relevant to executive officer compensation;

(b) evaluate each executive officer’s performance in light of such goals and objectives and set each executive officer’s compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and

(c) determine any long-term incentive component of each executive officer’s compensation based on awards given to such executive officer in past years, the Company’s performance, shareholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation).

Other

1.	The Compensation Committee shall review and assess the adequacy of this Compensation Committee Charter annually and submit any proposed modifications to the Board for approval.

2.	At least annually, the Compensation Committee shall evaluate its own performance and report to the Board on such evaluation.

V.	Meetings
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Subject to the Bylaws and resolutions of the Board, the Compensation Committee shall meet from time to time as often as it determines, but not less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair of the Compensation Committee, if any, or any two members of the Compensation Committee may fix the time and place of the Compensation Committee’s meetings unless the Board shall otherwise provide. Members of the Compensation Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Compensation Committee may also be taken without a meeting if all members of the Compensation consent thereto in writing. The Compensation Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Compensation Committee may invite any member of the Board who is not a member of the Compensation Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Compensation Committee, in its sole discretion, considers appropriate, provided that no executive officer of the Company may attend that portion of any meeting where such executive’s compensation is deliberated or voted upon.

A majority, but not less than two, of the members of the Compensation Committee shall be present at any meeting of the Compensation Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Compensation Committee.

Adopted: June 18, 2024

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5C LENDING PARTNERS CORP.
330 MADISON AVENUE, 20TH FLOOR
NEW YORK, NY 10017

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/5CLP2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V68721-P30206	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

5C LENDING PARTNERS CORP.

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Class I Director

	Nominee:		For	Against	Abstain

	1a.	Thomas Connolly	☐	☐	☐	For	Against	Abstain

2.	The ratification of the appointment of Deloitte & Touche LLP as 5C Lending Partners Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2025					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com.

V68722-P30206

5C LENDING PARTNERS CORP.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 17, 2025 at 10:00 A.M. EST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON STOCK

The Stockholder hereby appoints Gregory Shalette and Jason Roos, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 5C LENDING PARTNERS CORP. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. EST, on June 17, 2025, in a virtual meeting format only by means of a live webcast available at www.virtualshareholdermeeting.com/5CLP2025, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If you return your proxy card without an indication of how you wish to vote, shares will be voted “FOR” proposal 1 and “FOR” proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting. If you wish to vote via telephone or the internet, please read the directions on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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5C LENDING PARTNERS CORP.
330 MADISON AVENUE, 20TH FLOOR
NEW YORK, NY 10017

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/5CLP2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V68723-P30206	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

5C LENDING PARTNERS CORP.

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Class I Directors

	Nominees:		For	Against	Abstain

	1a.	Seth Lawry	☐	☐	☐

	1b.	Thomas Connolly	☐	☐	☐	For	Against	Abstain

2.	The ratification of the appointment of Deloitte & Touche LLP as 5C Lending Partners Corp.’s independent registered public accounting firm for the fiscal year ending December 31, 2025					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com.

V68724-P30206

5C LENDING PARTNERS CORP.

ANNUAL MEETING OF STOCKHOLDERS
JUNE 17, 2025 at 10:00 A.M. EST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED STOCK

The Stockholder hereby appoints Gregory Shalette and Jason Roos, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Preferred Stock of 5C LENDING PARTNERS CORP. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M. EST, on June 17, 2025, in a virtual meeting format only by means of a live webcast available at www.virtualshareholdermeeting.com/5CLP2025, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If you return your proxy card without an indication of how you wish to vote, shares will be voted “FOR” proposal 1a, “FOR” proposal 1b and “FOR” proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) of the meeting. If you wish to vote via telephone or the internet, please read the directions on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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